UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.20549

FORM 8-K/A
(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2014
 ________________

KollagenX Corp.
(Exact name of registrant as specified in its charter)

Nevada	000-54667	20-8624019
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.RS. Employer Identification No.)

4850 Eucalyptus, Suite B, Chino, CA	91710
(Address of principal executive offices)	(Zip Code)

   Registrant's telephone number, including area code: (800) 641-8004

Former name, or former address, if changed since last report:
Integrated Electric Systems Corp.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K is being filed in connection with a series of transactions consummated by the Registrant, and certain related events and actions taken by the Registrant. This Current Report on Form 8-K includes the following item1 on Form 8-K:

Item 1.01.	Entry into a Material Definitive Agreement
Item 2.0l.	Completion of Acquisition or Disposition of Assets
Item 3.02.	Unregistered Sales of Equity Securities
Item 5.01.	Changes in Control of Registrant
Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.06.	Change in Shell Company Status
Item 9.01.	Financial Statements and Exhibits

Item l.01.             Entry into a Material Definitive Agreement.

The disclosures set forth in Item 2.01 to this Current Report on Form 8-K are incorporated by reference into this Item 1.01.

Item 2.0l.             Completion of Acquisition or Disposition of Assets.
On August 4, 2014 (the "Closing Date"), KollagenX Corp., formerly Integrated Electric Systems Corp., a Nevada corporation  (“KollagenX,”  the "Company," "we", "our'' or "us"), consummated its acquisition (the "Transaction") of all the outstanding common stock of  KollagenX, a private California corporation incorporated on March 15, 2009 under the laws of the State of California, pursuant to an Agreement dated August 4, 2014 (the "Agreement") by and between the Company and KollagenX.

Stock Purchase Agreement
On August 4, 2014, in accordance with the terms of the Agreement, the Company entered into a stock purchase agreement (the "Stock Purchase Agreement”) with KollagenX, whereby the Company issued to KollagenX shareholders 10,000,000 outstanding shares of common stock of KollagenX in exchange for surrendering to the Company all of the issued and outstanding common stock of KollagenX. As a result of the consummation of the actions contemplated by the Stock Purchase Agreement, KollagenX became the Company's whollyowned subsidiary.

Board of Directors; Officers
Pursuant to the Agreement, upon consummation of the Transaction, the board of directors of the Company resigned, and the following new officers and directors were appointed.

Each of the new directors will hold office until the earlier of the next annual meeting of stockholders and the election and qualification of their successors or their earlier death, resignation or removal.  Additionally, effective upon consummation of the Transaction, Richard Stifel (the sole officer of Integrated) resigned, as President and appointed the following persons to serve in the offices set forth across from their names:

Names	Titles

Rondell Fletcher	Director, President, Secretary

Richard Stifel	Chief Financial Officer

George Huerta	Director, Chief Executive Officer

Richard Melland	Director

The shares of common stock of Integrated issued pursuant to the Stock Purchase Agreement to shareholders was not registered under the Securities Act of 1933, as amended (the "Securities Act”), or any state securities laws, in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act and Regulation D promulgated under that section, which exempts transactions by an issuer not involving a public offering. None of these securities may be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. No registration rights have been granted to any party.

FORM 1 0 DISLOSURES

    As disclosed elsewhere in this Current Report on Form 8-K, on August 4, 2014, we acquired KollagenX upon consummation of the Transaction. Item 2.0l(f) of Form 8-K provides that if a registrant was a "shell company," as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act”), as we were immediately preceding the Transaction, then the registrant mist disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10under the Exchange Act ("Form 10").

    Accordingly, set forth below is the information that would be included in Form 10. Please note that the information provided below relates to the combined company subsequent to the Transaction, except that information relating to periods before the Closing Date relates only to Integrated, unless otherwise specifically indicated.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING  STATEMENTS

    This Current Report on Form 8-K, including the Form 10 disclosures, contain "forward-looking statements," as that term is defined under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about our expectations, beliefs or intentions regarding our product offerings, business, financial condition, results of operations, strategies or prospects. You can identify forward-looking statements by the fact that these statements do not relate strictly to historical or current matters. Rather, forward-looking statements relate to anticipated or expected events, activities, trends or results as of the date they are made. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties that could cause our actual results to differ materially from any future results expressed or implied by the forward-looking statements. Many factors could cause our actual activities or results to differ materially from the activities and results anticipated in forward-looking statements. These forward-looking statements are only predictions and reflect our views as of the date they are made with respect to future events and financial performance. We undertake no obligation to update, and we do not have a policy of updating or revising, these forward-looking statements.

Item 1.                  Business.

Historical Background
    KollagenX was incorporated in the state of California on May 15, 2009 under the name QWR, Inc., and commenced operations, in 2010, doing business as KollagenX. Revenue was generated through tradeshows, retail and wholesale operations.  On October 08, 2013, the name was changed to KollagenX Incorporated.

    KollagenX provides personal beauty care products specializing in skin care, selling its products nationally and internationally.

    KollagenX headquarters and operations are located at 4850 Eucalyptus Avenue, Suite B, Chino, California 91710; (800) 641-8004.

General

    KollagenX’s unique skin care products are formulated to make you feel great by enhancing and beautifying your skin.  KollagenX provides the nourishment your skin needs to be healthier while restoring its natural youthful glow and providing a smoother, suppler appearance. Our products contain 24KT Gold and collagen with active ingredients that penetrate the pore and help reduce fine lines, wrinkles and sunspots.

    Currently there are six products in the collection with twelve more products formulated and positioned, at the appropriate time, to be brought to market. The six products already in the market place are the KollagenX brand consisting of the 24KT Gold Face Mask, the 24KT Under-Eye Mask, the 24KT Gold Eye Serum, the 24KT Gold Hydrating Cream, the 24KT Gold Cleanser and our latest product which is our 24 KT Gold Lip Gloss.

Our New Professional Line
    KollagenX has recently launched a new 500ml professional line, which consists of the entire collection plus a 24KT Gold Toner mainly for commercial applications and services. In doing this we are able to penetrate markets that need to sample and provide a service for sales.

    The professional line is going to be introduced to salons and spas in bulk starter packages and will consist of over 100 treatments and will have a base introductory price. This plan is put in place to give our commercial clients the opportunity to increase the service sales and offer retail and sample sizes to their customers.

Collagen and Skin Care
    KollagenX’s unique products are formulated using 24KT gold and plant-derived collagen as their main ingredients.

    In muscle tissue, collagen serves as a major component of the endomysium.  Collagen is a natural type of protein in the body that forms the connective tissues that hold skin, bone, tendons, muscle and cartilage together.  Collagen is important I the way our skin looks and feels because it is the main structural component providing firmness and shape.

    Our production of collagen starts to reduce the middle age.  Our body produces less of it, and what remains becomes weaker and degraded.  In addition to aging, exposure to the sun and other environmental assaults damage the collagen in skin, weakening the support structure and causing skin to sag.

24 KT Gold and Skin Care
    In addition to antioxidant and antimicrobial powers, gold is praised for its purported ability to ward off UV damage, tighten lax skin and reduce the appearance of discoloration.  It can slow the breakdown of elastin, keeping skin firm and taut; Gold increases circulation, eliminating toxins from the body while speeding up tissue repair Gold is known to be one of the softest metals, which is readily absorbed by the skin. Gold facial is primarily preferred for reducing file lines on the face and to prevent ageing. Given below are some of the benefits of Gold facial.

    Gold is known to penetrate the skin and has revitalizing and rejuvenating effects, facilitates removal of toxins and wastes, assists lymphatic drainage, improves blood circulation, enhances skin elasticity, accelerates cell renewal, reverses oxidation damage.

The Market
    We estimate that the world skin care industry expanded by almost 5% in 2010, generating more than $78 billion and a volume of over 11 billion units. Between 2010 and 2015, the market is expected to grow by more than 21% to generate almost $95 billion and should reach a volume in excess of 13 billion units. Facial care represents the leading market segment, with more than 64% of overall value. Asia-Pacific represents almost 45% of the global market. The skin care industry has witnessed a shift from demand from older consumers to a growing younger consumer base. People are beginning to use skin care at an increasingly young age in a bid to delay the signs of aging, while the number of older consumers is beginning to fall. There are opportunities for KollagenX to hold on to their older consumer base while still serving younger customers.

KollagenX and its Market
    KollagenX is positioned in a great place in the current market. We are at the forefront of the professional market in which salons and spas are utilizing our brand to implement on the end user. In this case, once the customer has had a positive introduction to our products, they seek out our retail line. This is a powerful process and has had a very effective return on investment for our buyers. KollagenX has gained a national and international presence and we are shipping 40% of our products internationally and 60% nationally. Our key focus is the distributor market but it has expanded to include the professional market place and retail locations.

Competition
    There are competitors in our market but most of them are only catering to the professional market and not capitalizing on the retail end of the market. Our competition that is catered to the retail market is priced out of reach of our audience and currently available in luxury retail operations.

Trademarks
    KollagenX owns the registered trademark KollagenX®

Raw Material Suppliers
    The raw materials that we require to produce and manufacture our products are widely available from numerous suppliers and are generally considered generic industrial supplies. We currently use two suppliers for our production and do not rely on a single or unique supplier to produce our inventory.

Manufacturing, Marketing and Sales
    Although we are planning to implement a bottling process in the future we currently, for economic reasons, outsource our manufacturing.

Government Regulations
    KollagenX products do not contain any drugs or color additives, are considered cosmetics and therefore are not regulated by the Federal Drug Administration.

Employees
    KollagenX currently has two full time managing administrators. We have three part-time employees including accounting and retain sales representatives, on a performance basis, for our tradeshow circuit and outside sales when needed.

Item 1A.               Risk Factors
    An investment in our company involves a significant level of risk You should carefully consider the risks described below, together with all of the other information in this Current Report on Form 8-K, including all Form 10 information. The risks described below are not the only risks facing us. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial may also materially and adversely affect our business. If any of the following risks actually occur, our business, financial condition and results of operations could suffer, and the trading price of our common stock could decline.

Risks Related to Our Business

An investment in our common stock is very speculative and involves a very high degree of risk.
    To date, we have not generated any revenue. For the foreseeable future, we will have to fund all of our operations and capital expenditures from the net proceeds of equity or debt offerings, cash on hand, licensing fees and grants. Although we plan to pursue additional financings, we may not be able to secure financing when needed or obtain financing on terms satisfactory to us. Our operations are subject to the risks and competition inherent in the establishment of a business enterprise. There can be no assurance that future operations will be profitable. We may not achieve our business objectives and the failure to achieve such goals would have an adverse impact on us.

We are not currently profitable and may never become profitable.
    We expect to incur substantial losses for the foreseeable future and might never become profitable. We also expect to incur significant operating and capital expenditures and anticipate that our expenses will increase substantially in the foreseeable future as we:

●	implement internal systems and infrastructure;
●	seek to develop additional products to market; and
●	hire management and other personnel

    We expect to experience negative cash flow for the foreseeable future. As a result, we will need to generate significant revenues in order to achieve and maintain profitability. We may not be able to generate these revenues or achieve profitability in the future. Our failure to achieve or maintain profitability could negatively impact the value of our common stock has a limited operating history upon which to base an investment decision.

We expect that we will require additional financing, and an inability to raise the necessary capital or to do so on acceptable terms would threaten the success of our business.
    We believe that our current cash balances and cash equivalents will be sufficient to meet our operating and capital requirements, as currently being conducted, for at least twelve months, and will provide us the financial resources to continue to develop our product candidates. However, because of the uncertainties in our business, including the uncertainties discussed in this "Risk Factors" section, we cannot assure you that this will be the case. Our future capital requirements will depend on many factors, including:

•	the progress of the development of our products;
•	the number of product lines we pursue;
•	whether or not we establish our own sales, marketing and/or manufacturing capabilities;
•	our ability to establish, enforce and maintain selected strategic alliances and activities required for product development and commercialization; and
•	our revenues, if any, from successful development and commercialization of any product candidates.

To carry out our business plan and implement our strategy, we anticipate that we will need to obtain additional financing from time to time and may choose to raise additional funds through strategic collaborations, licensing arrangements, public or private equity or debt financing, a bank line of credit, asset sales or other arrangements. We cannot be sure that any additional funding, if needed, will be available on terms favorable to us or at all. Furthermore, any additional equity or equity-re1ated financing may be dilutive to our stockholders, and debt financing, if available, may subject us to restrictive covenants and significant interest costs. If we obtain funding through a strategic collaboration or licensing arrangement, we may be required to relinquish our rights to certain of our technologies, products or marketing territories. In addition, certain investors, including institutional investors, may be unwilling to invest in our securities since our common stock is quoted on the Over-the-Counter Bulletin Board and is not traded on a national securities exchange. Our inability to raise capital when needed would harm our business, financial condition and results of operations, and could cause our stock price to decline.

We have limited experience selling, marketing, and distributing products, and, as a result, we might not be able to effectively market and sell our products, which would have a material adverse effect on us.
Our future success depends, in part, on our ability to enter into and maintain collaborative relationships with other companies having sales, marketing and distribution capabilities, the collaborator's strategic interest in the products under development and such collaborator's ability to successfully market and sell any such products. We intend to pursue additional collaborative arrangements regarding the sales and marketing of our products; however, we might not be able to establish or maintain such collaborative arrangements, or if such arrangements are made, our counterparties might not have effective sales and marketing forces. To the extent that we decide not to, or are unable to, enter into collaborative arrangements with respect to the sales and marketing of our proposed products, significant capital expenditures, management resources and time will be required to establish and develop an in-house marketing and sales force with technical expertise. We may not be able to establish or maintain relationships with third party collaborators or develop in-house sales and distribution capabilities. To the extent that we depend on third parties for marketing and distribution, any revenues we receive will depend upon the efforts of such third parties, as well as the terms of our agreements with such third parties, which cannot be predicted at this time. As a result, we might not be able to market and sell our products in the United States or overseas, which would have a material adverse effect on us.

Developments by competitors may render our products or technologies obsolete or non-competitive.
We will compete against fully integrated skin care companies and smaller companies that are collaborating with larger skin care companies. In addition, many of these competitors, either alone or together with their collaborative partners, operate larger research and development program;, and have substantially greater financial resources than we do, as well as significantly greater experience in:

•	developing new products;
•	formulating and manufacturing skin care products; and

•	launching, marketing and selling products.

Many of these organizations have substantially greater capital resources, larger research and development staffs and facilities, longer development history and greater manufacturing and marketing capabilities than we do. These organizations also compete with us to attract qualified personnel, parties for acquisitions, joint ventures, and other collaborations.

We may incur substantial liabilities and may be required to limit commercialization of our products in response to product liability lawsuits.
The clinical testing of, marketing, and use of our products exposes us to product liability claims in the event that the use or misuse of those products causes injury, disease or results in adverse effects. Use of our products in commercial sales could result in product liability claims. In addition, sales of our products through third-party arrangements could subject us to product liability claims. Any product liability claim, even one that is not in excess of our insurance coverage or one that is meritless and/or unsuccessful could adversely affect our cash available for other purposes, such as research and development. In addition, the existence of a product liability claim could affect the market price of our common stock.

Risks Relating to 0wnership of Our Common Stock

The market price of our common stock may fluctuate significantly.
The market price of our common stock may fluctuate significantly in response to numerous factors, some of which are beyond our control such as:

•	property rights and regulatory approvals;
•	variations in our and our competitors' results of operations;
•	changes in earnings estimates or recommendations by securities analysts, if our common stock is covered by analysts;
•	the announcement of new products or product enhancements by us or our competitors;

•	developments concerning intellectual
•	developments in the biotechnology industry;
•	the results of product liability or intellectual property lawsuits;
•	future issuances of common stock or other securities;
•	the addition or departure of key personnel;
•	announcements by us or our competitors of acquisitions, investments or strategic alliances; and
•	general market conditions and other factors, including factors unrelated to our operating performance.

    Further, the stock market in general, and the market for biotechnology companies in particular, has experienced extreme price and volume fluctuations in the past. Continued market fluctuations could result in extreme vo1atility in the price of our common stock, which could cause a decline in the value of our common stock. Price volatility of our common stock might be worse if the trading volume of our common stock is low.  We have not paid, and do not expect to pay, any cash dividends on our common stock as any earnings generated from future operations will be used to finance our operations and as a result, investors will not realize any income from an investment in our common stock until and unless their shares are sold at a profit.

    Some or all of the "restricted" shares of our common stock issued in connection with the Transaction and the Financing or held by other of our stockholders may be offered from time to time in the open market pursuant to an effective registration statement or Rule 144, and these sales may have a depressive effect on the market for our common stock.

Trading of our common stock is limited and trading restrictions imposed on us by regulatory authorities may farther reduce our trading, making it difficult for our stockholders to sell their shares.
    Trading of our common stock is currently conducted in the Over-the-Counter market and our common stock is quoted on the OTC Bulletin Board, or the OTCBB. The liquidity of our common stock is limited, not only in terms of the number of shares that can be bought and sold at a given price, but may also be adversely affected by delays in the timing of transactions and reduction in security analysts' and the media's coverage of us, if at all.

    These factors may result in lower prices for our common stock than might otherwise be obtained and could also result in a larger spread between the bid and ask prices for our common stock. In addition, without a large float, our common stock is less liquid than the stock of companies with broader public ownership and, as a result, the trading prices of our common stock may be more volatile. In the absence of an active public trading market, an investor may be unable to liquidate his investment in our common stock. Trading of a relatively small volume of our common stock may have a greater impact on the trading price of our stock than would be the case if our public float were larger. We cannot predict the prices at which our common stock will trade in the future.

Rule 144 will not be available for the outstanding shares issued by the Company after December 2005 for a period of at least one year after the filing of this report on Form 8-K, which means that these shareholders may not be able to sell such shares in the open market during this period.
    Rule 144 does not permit reliance upon such rule for the resale of shares sold after the issuer first became a shell company, until the issuer meets certain requirements, including ceasing to be  a shell company, the filing of Form 10-type information, and the filing for a period of one year periodic reports required under the Exchange Act. As a result, the holders of all of the restricted shares issued in the Transaction, as well as of any of the outstanding shares issued by the Company after December 2005, will not be able to sell their shares in reliance upon Rule 144 during this waiting period except pursuant to a registration statement filed by us which includes these shares for resale. We have not agreed to register any of these shares for resale.

Because our common stock may be a "penny stock," it may be more difficult for investors to sell shares of our common stock, and the market price of our common stock may be adversely affected.
    Our common stock may be a "penny stock" if; among other things, the stock price is below $5.00 per share, it is not listed on a national securities exchange or approved for quotation on the American Stock Exchange, the FINRA Stock Market or any other national stock exchange or it has not met certain net tangible asset or average revenue requirements. Broker-dealers who sell penny stocks must provide purchasers of these stocks with a standardi21ed risk-disclosure document prepared by the SEC. This document provides information about penny stocks and the nature and level of risks involved in investing in the penny-stock market. A broker must also give a purchaser, orally or in writing, bid and offer quotations and information regarding broker and salesperson compensation, make a written determination that the penny stock is a suitable investment for the purchaser, and obtain the purchaser' s written agreement to the purchase. Broker-dealers must also provide customers that hold penny stock in their accounts with such broker-dealer a monthly statement containing price and market information relating to the penny stock. If a penny stock is sold to an investor in violation of the penny stock rules, the investor may be able to cancel its purchase and get its money back.

    If applicable, the penny stock rules may make it difficult for investors to sell their shares of our common stock. Because of the rules and restrictions applicable to a penny stock, there is less trading in penny stocks and the market price of our common stock may be adversely affected. Also, many brokers choose not to participate in penny stock transactions. Accordingly, investors may not always be able to resell their shares of our common stock publicly at times and prices that they feel are appropriate.

Our management team, as in effect upon the consummation of the Transaction, has no experience in managing and operating a public U.S. company. Any failure to comply or adequately comply with federal securities laws, rules or regulations could subject us to fines or regulatory actions, which may materially adversely affect our business, results of operations and financial condition.
    Our management team, as in effect upon the closing of the Transaction, has no experience managing and operating a public U.S. company. Failure to comply or adequately comply with any laws, rules, or regulations applicable to our business may result in fines or regulatory actions, which may materially adversely affect our business, results of operation, or financial conditions and could result in delays in achieving the development of an active and liquid trading market for our stock.

Failure to achieve and maintain effective internal controls in accordance with Section 404 of the Sarbanes-Oxley Act could have a material adverse effect on our business and operating results. In addition, current and potential stockholders could lose confidence in our financial reporting, which could have a material adverse effect on the price of our common stock.
    Effective internal controls are necessary for us to provide reliable financial reports and effectively prevent fraud. If we cannot provide reliable financial reports or prevent fraud, our operating results could be harmed.

    We will be required to document and test our internal control procedures in order to satisfy the requirements of Section 404 of the Sarbanes-Oxley Act of 2002, which requires annual management assessments of the effectiveness of our internal controls over financial reporting and may include a report by our independent registered public accounting firm addressing these assessments. During the course of product development, we may identify deficiencies and weaknesses that we may not be able to remediate in time to meet the deadline imposed by the Sarbanes-Oxley Act for Compliance with the requirements of Section 404. In addition, if we fail to maintain the adequacy of our internal contro1s, as such standards are modified, supplemented or amended from time to time, we may not be able to ensure that we can conclude on an ongoing basis that we have effective internal controls over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act. Disclosing deficiencies or weaknesses in our internal controls, failing to remediate these deficiencies or weaknesses in a timely fashion or failing to achieve and maintain an effective internal control environment may cause investors to lose confidence in our reported financial information, which could have a material adverse effect on the price of our common stock.

Item 2.                  Financial Information.
The information required by this Item 2 of Form 10 for Integrated was previously report in its Annual Report on Form 10-K for the fiscal year ended March 31, 2014, filed with the SEC on June 30, 2014, and its Quarterly Report on Form 10-Q for the quarter ended December 31, 2013, filed with the SEC on February 19, 2014.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Overview
    KollagenX was incorporated in the state of California on May 15, 2009 under the name QWR, Inc., and commenced operations, in 2010, doing business as KollagenX. Revenue is generated through tradeshows, retail and wholesale operations.  On October 08, 2013, the name was changed to KollagenX Incorporated.

    KollagenX manufactures, unique, skin care products formulated to make you feel great by enhancing and beautifying your skin.  The products, which, are sold nationally and internationally, are designed to provide the nourishment your skin needs to be healthier while restoring its natural youthful glow and providing a smoother, suppler appearance. Our products contain 24KT Gold and collagen with active ingredients that penetrate the pores and help reduce fine lines, wrinkles and sunspots. Currently, there are six products in the collection with twelve more products formulated and positioned, at the appropriate time, to be brought to market. The six products already in the market place are the KollagenX brand consisting of the 24KT Gold Face Mask, the 24KT Under-Eye Mask, the 24KT Gold Eye Serum, the 24KT Gold Hydrating Cream, the 24KT Gold Cleanser and our latest product which is our 24 KT Gold Lip Gloss.

    KollagenX headquarters and operations are located at 4850 Eucalyptus Ave. Chino, California 91710 Suite B.

Plan of Operations
    After several years of revenue generation, based on the existing products, KollagenX has positioned itself, for immediate growth, in the international and national market place.  In addition to significantly increasing our advertising budget, we have recently launched a new 500ml professional line, which consists of the entire collection plus a 24KT Gold Toner used mainly for commercial applications and services.  The professional line is being introduced to salons and spas in bulk starter packages consisting of over 100 treatments, each. This plan has been implemented to provide our commercial clients with the opportunity to increase their service sales and to offer retail and sample sizes to their customers.   It will enable our salons and spas to service individual clients and act as an introduction, to the product, for those clients.

Competition
    There are competitors in our market place but few, if any, are servicing the broad spectrum of the national and international markets to the depth that Kollagen is. Our competition that services the retail market is priced beyond the reach of our basic customer and is currently only available, primarily, in luxury retail operations.

Results of Operations
    As of February 28, 2014 and 2013, we had $4,905 and $3,456 cash on hand.  This cash, plus available loans and credit provided by shareholders and others was deemed to be sufficient to allow the Company to operate, at present levels, for the next twelve months.   The Company is sourcing a permanent line of credit to enable it to sustain its anticipated growth.  The Company has accumulated an operating deficit of $152,963 since inception.

    Revenue decreased by $30 295 or 9.5% to $287,604 for the year ended February 28, 2014 compared to $317,899 for the year ended February 28, 2013.  Gross margin, as a result of greater distributor sales decreased from $268,586 for the year ended February 28, 2013 to $236,035 for the year ended February 28, 2014 or a decrease of 12.1%.  Gross margin, as a percentage of sales decreased from 84.5% to 82.1% during the same period.  Operating expenses were reduced from $274,912 to $244,344 or $30568, a decrease of 11.1% for the year ended February 28, 2014 compared to the year ended February 28, 2013.

    Inventory of merchandise held for resale increased from $56,685 at February 28, 2013 to $82,244 at February 28, 2014.  Accounts payable and short term borrowings increased from $207,449 at February 28, 2013 to $249,112 at February 28, 2014, an increase of 16.7%.  Loss for the year included $16,961 for depreciation for the year ended February 28, 2014 as compared to $2,591 for the year ended February 28, 2013.

Liquidity and Capital Resources
    There can be no assurance that additional capital will be available to the Company.  Although the Company has plans to raise additional capital, there are currently no agreements or arrangements with any person to obtain funds through bank loans, lines of credit or other sources.   The inability to raise funds could have a severe negative impact on the Company’s ability to achieve its business plan.

Off-Balance Sheet Arrangements
    We do not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures, or capital resources that are material to investors.

Item 3.                  Properties
The Company leases a 5,000 square foot manufacturing facility at 4850 Eucalyptus, Suite B, in Chino, California, on a monthly lease arrangement.

Item 4.                   Security Ownership of Certain Beneficial Owners and Management

Name and Address of	Number of Shares	% of Outstanding
Beneficial Owner(1)	Beneficially Owned(1)	Common Shares

Larry Segal(1)	0	0%
All Officers and Directors as a Group	0	0%
Damian O’Hara	19,000,000	35%
Nicole O’Hara	15,000,000	27%

(1) The person named may be deemed a “parent” and “promoter” of the Company, within the meaning of such terms under the Securities Act of 1933, as amended.

Item 5.                  Directors and Executive Officers
The following table sets forth information concerning our directors and executive officers:

Name	Age	Title
Rondell Fletcher	35	Director*, President, Secretary
Richard G. Stifel	67	Chief Financial Officer
George V. Huerta	39	Director*, Chief Executive Officer
Richard Melland	71	Director*

Rondell Fletcher
    As President, Mr. Fletcher has over 10 years of experience serving private companies.  His experience includes: management, business development, broadcast solutions and design, product launch and development, marketing and budgeting.  Since 2009, Mr. Fletcher has served as President of KollagenX, Inc.  During this time, Mr. Fletcher has led the team in creating 10 products that make up the KollagenX skin care collection.  He has also helped lead the team in the development and creation of the KollagenX brand.  Rondell Fletcher was at the forefront in raising capital to market and expand the business both nationally and abroad.  Additionally, he has managed the company’s product development, social media PR and the company’s e-commerce launch.

Richard G. Stifel
    Mr. Stifel has acted as manager and founder of RGS Resources, LLC, a regional firm that specializes in providing interim CFO/Controller/Accounting services to start-up and mid-size companies.  He acted as manager from 2001 to 2004 and from 2007 until current.  RGS services include domestic distribution of automotive rack systems, manufactured bio-fuels, local plumbing and heating services and other automotive distribution manufacturing services.  He has also provided consulting services for Big Cat Energy Corporation.  At Big Cat, he acted as CFO, Secretary and Treasurer from 2007 until July 2012.  Big Cat is a publicly-held oil and gas service company that provides water handling solutions to the coal bed methane segment industry.

George V. Huerta
    Since becoming CEO of KolllagenX, at its inception, in 2009, George Huerta, includes over 10 years’ experience in corporate management. He has been instrumental in the research and development of the 10 products KollagenX currently has in its portfolio. In addition to many years of domestic and international experience in operations, multichannel product distribution, and brand development he has successfully supervised the launching and marketing of the KollagenX skin care collection. Previous to KollagenX, from 2004 to 2009, he was licensed by the California Department of Real Estate, where he participated in and orchestrated real estate transactions for numerous clients selling and buying property. In addition, he took part in buying and rehabbing property as well as acquiring land for the development of new homes.

Richard Melland
    Mr. Melland is a native of Michigan, born in 1943 succeeded high school to ultimately join the Marine Core from 1960-1964. He returned to Michigan and became an Assembly Line Man at Pontiac Motors for two years. After saving money, Mr. Melland purchased a Standard Oil and Gas Station. In 1977, he sold all assets and moved to California. After joining the Local 12 Operating Engineers, he purchased a gas station, mini-mart and two restaurants in the Coachella Valley. In 1985, Mr. Melland created a partnership and started to procure land for development. In 1985, he retired and has been handling his business investments.

Item 6.                  Executive Compensation
    The information required by Item 6 of Form 10 was previously reported by the Company in its Annual Report on Form I 0-K for the fiscal year ended March 31, 2014, filed with the SEC on June 30, 2014. The foregoing previously reported information is supplemented as follows.

*Subject to the filing of Form 14f-1 filed concurrently herewith

Employment Agreements
    We do not have any employment agreements with any of our executive officers.

Benchmarking of Cash and Equity Compensation
    We have not retained a compensation consultant to review our policies and procedures with respect to executive compensation. We may retain the services of third-party executive compensation specialists from time to time in connection with the establishment of cash and equity compensation and related policies and we intend to take into account input from other independent members of our Board and publicly available data relating to the compensation practices and policies of other companies within and outside our industry.

Elements of Compensation
    We will evaluate individual executive performance with a goal of setting compensation at levels the Board or any applicable committee thereof believes are comparable with executives in other companies of similar size and stage of development while taking into account our  relative performance  and  our  own strategic goals. Post-Transaction, the compensation received by our executive officers, is anticipated to consist of the following elements:

    Base Salary. Base salaries for our executives are established based on the scope of their responsibilities and individual experience, taking into account competitive market compensation paid by other companies for similar positions within our industry.

    Discretionary Annual Bonus. In addition to base salaries, our Board or any applicable committee thereof will have the authority to award discretionary annual bonuses to our executive officers. The annual incentive bonuses are intended to compensate officers for achieving corporate goals and value-creating milestones.

Director Compensation
    We are currently considering the precise composition of our director compensation policy. We may adopt a policy of paying independent directors an annual retainer, stock options and a fee for attendance at Board and committee meetings. We anticipate reimbursing each director for  reasonable travel expenses related to such director's attendance at Board and committee meetings.

Item 7.                  Certain Relationships and Related Transactions, and Director Independence

Transactions with Related Persons
    The information required by Item 7 of Form 10 was previously reported by the Company in its Annual Report on Form 10-K for the fiscal year ended March 31, 2014, filed with the SEC on June 27, 2014.

Item 8.                  Legal Proceedings

Item 9.                  Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

    The Company has not had any market activity for its common stock for the last four quarters.

    We paid no cash dividends in respect of our common stock du ring our two most recent fiscal years, and we have no plans to pay any dividends or make any other distributions in the foreseeable future.

    The transfer agent for our common stock is Action Stock Transfer, Inc.

Equity Compensation Plan Information

We do not currently have any equity compensation plans under which we would be authorized to issue our common stock, rights and/or stock options.

Item 10.               Recent Sales of Unregistered Securities.

    There have been no recent sales of unregistered securities.

Item 11.               Description of Registrant’s Securities to be Registered.

    The Articles of Incorporation of the Company (the “Articles”) authorize the issuance of 750,000,000 shares of common stock and 5,000 shares of preferred stock.

    Each record holder of common stock of KollagenX is entitled to one vote for each share held on all matters properly submitted to the stockholders of the Company for their vote. In the event of liquidation, holders of common stock are entitled to share ratably in the distribution of assets remaining after payment of liabilities, if any.  Holders of common stock have no cumulative voting rights and the holders of a majority of the outstanding shares have the ability to elect all of the directors. Holders of common stock have no preemptive or other rights to subscribe for shares. Holders of common stock are entitled to such dividends as may be declared by the board of directors out of funds legally available for dividends. The outstanding common stock is validly issued, fully paid and non-assessable.

Item 12.               Indemnification or Directors and Officers.

    Our Articles provide that no director or officer of the Company shall be personally liable to the Company or any of its stockholders for damages for breach of fiduciary duty as a director or officer involving any act of omission of any such director or officer.  The Nevada Revised Statutes provide that a corporation's charter may include a provision that restricts or limits the liability of its directors or officers to the corporation or its stockholders for money damages except:  (1) to the extent that it is provided that the person actually received an improper benefit or profit in money, property or services, for the amount of the benefit or profit in money, property or services actually received, or (2) to the extent that a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. Our Articles and bylaws provide that we shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent permitted by the Nevada Revised Business Corporations Act and that the company shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law.

    The bylaws provide that we will indemnify our current and former directors and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with KollagenX. However, nothing in our Articles or bylaws protects or indemnifies a director, officer, employee or agent against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.  To the extent that a director has been successful in defense of any proceeding, the Nevada Revised Statutes provide that he shall be indemnified against reasonable expenses incurred in connection therewith.

    Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that, in the opinion of the SEC, such indemnification is against public policy and is, therefore, unenforceable.

Item 13.               Financial Statements and Supplementary Data.

    The disclosures set forth in Item 9.01 of this Current Report on Form 8-K are incorporated by reference in this Item 13.  The Company’s audited financial statements for its fiscal years ended March 31, 2014 and 2013 were previously reported in its Annual Report on Form 10-K for the fiscal year ended March 31, 2014, filed with the SEC on June 30, 2014.

Item 14. Changes in and Disagreements With Accountants on Accounting and Financial Disclosures.

    We have had no disagreements with our independent and registered public accounting firm on accounting and financial disclosure.

Item 15.               Financial Statements and Exhibits.

    The disclosures set forth in Item 9.01 of this Current Report on Form 8-K are incorporated by reference in this Item 15.  The Company’s audited financial statements for its fiscal years ended March 31, 2014 and 2013 were previously reported in its Annual Report on Form 10-K for the fiscal year ended March 31, 2014, filed with the SEC on June 30, 2014.

*****End of Form 10 Disclosures*****

Item 3.02.            Unregistered Sales of Equity Securities.

    The disclosure set forth in Item 2.01  of this Current Report on Form 8-K, including the Form 10 disclosures, is incorporated by reference in this Item 3.02.

Item 5.01.           Changes in Control of Registrant.

The disclosure set forth Item 2.01 of this Current Report on Form 8-K, including the Form 10 disclosures, is incorporated by reference in this Item 5.01.

To the Company's knowledge, there are no arrangements or understandings among pre-Transaction persons who controlled in excess of 50% of our then issued and outstanding voting securities nor among those post-Transaction persons who control in excess of 50% of our currently issued and outstanding voting securities. The Company recently issued 1,000,000 shares of Preferred Stock to one individual. These Shares contain   a super majority voting provision giving this person 750 voting rights for each Share. This provision therefore gives this individual voting control of the Company.  Additionally, to the Company's knowledge, there are no arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change of control of the Company

Item 5.02.            Departure of Directors or Certain Officers; Election of Directors; Appointment  of Certain  Officers; Compensatory Arrangements of Certain Officers.

    The disclosure set forth in Item 2.01 to this Current Report on Form 8-K, including the Form 10 disclosures, is incorporated by reference in this Item 5.02.  Effective upon consummation of the stock exchange, the board increased the number of seats from one to three which now includes Rondell Fletcher, George Huerta and Richard Melland.  Additionally, effective upon consummation of the stock exchange, Richard Stifel (the sole officer of Integrated) resigned as President and appointed the following persons to serve in the offices set forth across from their names:

Name	Title(s)

Rondell Fletcher	President and Secretary
George Huerta	Chief Executive Officer
Richard Stifel	Chief Financial Officer

Item 5.06.            Change in Shell Company Status.

    The disclosure set forth in Item 2.01 to this Current Report on Form 8-K, including the Form 10 disclosures, is incorporated by reference in this Item 5.06. As a result of the completion of the Transaction, we believe we are no longer a "shell company" as that term is defined in Rule 12b-2 of the Exchange Act.

Item 9.01.            Financial Statements and Exhibits.

(a)
Financial statements of business acquired. The audited financial statements of KollagenX Inc. required to be filed pursuant to Items 9.0l(a) of Form 8-K have been filed as Exhibit 99.1 to this Current Report.

(b)	Pro forma financial information. The unaudited pro forma financial information required to be filed pursuant to Item 9.01 (b) of Form 8-K is filed as Exhibit 99.2 to this Current Report.

(c)	Exhibits.

Exhibit No.	Description
2.1	Stock Exchange Agreement
99.1	Audited financial statements of the Company
99.2	Pro forma unaudited financial statements

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2014	KollagenX Corp.

	By:	“/s/ Rondell Fletcher”
Rondell Fletcher

Exhibit List

Exhibit No.	Description

2.1	Stock Exchange Agreement, dated August 4, 2014, between KollagenX Corp., a public Nevada corporation, and KollagenX Inc., a private California corporation

99.1	Audited financial statements of the Company

99.2	Pro forma unaudited financial statements